AMENDMENT TO ASSET SALE AGREEMENT

     This first amendment to the January 18, 1999 Asset Sale Agreement between Powersoft Technologies, Inc., Vendor, and SAR Trading Limited, Purchaser, is made and entered into this 18th day of June, 1999 by and between:

         POWERSOFT TECHNOLOGIES, INC.
         1088-650 West Georgia Street
         PO Box 11586
         Vancouver, B.C.
         Canada  V6B 4N8

         (hereinafter "Vendor")

         AND

         SAR TRADING LIMITED
         Tropic Isle Building
         P.O. Box 438
         Road Town, Tortola
         British Virgin Islands

         (hereinafter "Purchaser")

                                    RECITALS

A. The original January 18, 1999 agreement (Original Agreement) is attached hereto as Exhibit A and is incorporated herein by reference.

B. Vendor and Purchaser desire to amend the Original Agreement.

NOW THEREFORE, the parties hereto agree as follows:

     1. The Vendor shall, and does hereby, sell 100% of its VHKP, HFCA, HFCI, HFCIA, HFM, WCC and GHK shares to the Purchaser. In consideration of the Purchaser's assumption of liabilities totaling U.S. $3,472,722.00 from the Vendor subsidiaries, namely VHKP, HFCA, HFCI, HFCIA, HFM, WCC and GHK, the Vendor hereby agrees to issue two notes payable to the Purchaser for a total of U.S. $3,472,722.00.

     2. Note I shall be for U.S.$1,000,000.00, to be converted into shares at $0.05 (five cents) per share immediately upon receipt.

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     3.   Note II  shall  be for  U.S.  $2,472,722.00.  This  amount  represents
          $3,838,000.00  payable by Vendor to Purchaser,  (as agreed upon in the
          original   Asset  Sale  Agreement   dated  January  18,  1999),   less
          $1,365,278.00, which has since become payable by Purchaser to Vendor as the result of an assignment agreement attached hereto as Exhibit B.

     4. Note II shall be non-interest bearing and can be convertible into the Vendor share at fifteen trading days average price at the option of the Vendor by giving seven trading days notice in writing to the Purchaser. The Note can be converted at a minimum of $250,000.00 per conversion.

     5. The Vendor warrants to the Purchaser that, at the time of closing, the liability will not exceed U.S.$3,472,722.00.

IN WITNESS WHEREOF the Parties hereto execute this amendment, which shall be effective as of the 18th day of June, 1999.


POWERSOFT TECHNOLOGIES, INC.

/s/ Robert H. Trapp
- -------------------------------------
Robert H. Trapp, Director
POWERSOFT TECHNOLOGIES, INC.


SAR TRADING LIMITED

/s/ Fai H. Chan
- -------------------------------------
Fai H. Chan, Director
SAR TRADING LIMITED


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